Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Hanjoon Alex Kim, the Chief Financial Officer of Standard BioTools Inc. (the “Company”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

1.
the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2024	By:	/s/ Hanjoon Alex Kim
Hanjoon Alex Kim
Chief Operating Officer and Interim Chief Financial Officer
(Principal Accounting and Financial Officer)